Execution Version

AMENDMENT NO. 1

THIS AMENDMENT NO. 1, dated as of June 5, 2026 (this “Amendment”) is among MSD INVESTMENT CORP. (the “Borrower”), JPMorgan chase bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Senior Secured Credit Agreement, dated as of December 20, 2024 ( the “Existing Credit Agreement” and, as amended by this Amendment and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto and the Administrative Agent; and

WHEREAS, the parties hereto have agreed to make certain amendments to the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are acknowledged, each party hereto agrees as follows:

ARTICLE I

DEFINITIONS
SECTION 1.1.
Definitions. Capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.
ARTICLE II

AMENDMENT TO CREDIT AGREEMENT
SECTION 2.1.
Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3.1 hereof, effective on and as of the Amendment Effective Date (as hereinafter defined), the Borrower, each of the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Existing Credit Agreement:
(a)
Section 6.01(i) of the Existing Credit Agreement to be amended by replacing the figure “$200,000,000” with “$600,000,000”, as set forth below for illustrative purposes (the stricken text read to be deleted (indicated textually in the same manner as the following example: ~~stricken text~~) and the double-underlined text read to be added (indicated textually in the same manner as the following example: double-underlined text)):

“(i) at any time, Shorter Term Unsecured Indebtedness in an aggregate amount not to exceed ~~$200,000,000~~$600,000,000, so long as such indebtedness, taken together with Indebtedness permitted under clauses (a), (b), (g), (j), (l) and (m) of this Section 6.01 and immediately after giving effect to any Concurrent Transaction (1) does not exceed the amount required to comply with the provisions of Section 6.07(b), and (2) will not result in the Covered Debt Amount exceeding the Borrowing Base, so long as no Default or Event of Default shall have occurred and be continuing immediately after giving effect to the

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incurrence of such Shorter Term Unsecured Indebtedness. As of the Effective Date, $194,000,000 of Shorter Term Unsecured Indebtedness has been incurred pursuant to this Section 6.01(i);”

(b)
All references in the Existing Credit Agreement to “HSBC Bank USA” are hereby amended to be references to “HSBC Bank USA, N.A.”.
ARTICLE III

CONDITIONS TO EFFECTIVENESS
SECTION 3.1.
Amendment Effective Date. This Amendment shall become effective on the date each of the following conditions have been satisfied (the “Amendment Effective Date”):
(a)
Executed Counterparts. Administrative Agent shall have received either (1) a counterpart of this Amendment signed on behalf of the Borrower and each of the Required Lenders or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page to this Amendment) that the Borrower and each of the Lenders constituting the Required Lenders has signed a counterpart of this Amendment.
(b)
Fees and Expenses. The Administrative Agent shall have received evidence of the payment by the Borrower of all fees due and payable to the Lenders and the Joint Lead Arrangers on the Amendment Effective Date that the Borrower has agreed to pay in connection with this Amendment (including any fee letter or commitment letter entered into between the Borrower and the Administrative Agent). The Borrower shall have paid all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable and documented out-of-pocket legal fees of Milbank LLP) in connection with this Amendment for which invoices have been presented at least two (2) Business Days prior to the Amendment Effective Date and the Borrower has agreed to pay in connection with this Amendment.
(c)
Other Documents. The Administrative Agent shall have received from the Borrower such other documents as the Administrative Agent or any Lender or special New York counsel to the Administrative Agent may reasonably request from the Borrower.
ARTICLE IV

Representations and warranties
SECTION 4.1.
Borrower Representations and Warranties. To induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent on the Amendment Effective Date that (i) the representations and warranties contained in Article III of the Credit Agreement are true and correct as of the date hereof and (ii) no Default or Event of Default exists under the Existing Credit Agreement immediately prior to the Amendment Effective Date and no Default or Event of Default shall exist under the Credit Agreement immediately after the Amendment Effective Date.

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ARTICLE V

MISCELLANEOUS
SECTION 5.1.
Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
SECTION 5.2.
Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 5.3.
Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Articles VIII and IX thereof.
SECTION 5.4.
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 5.5.
Counterparts, Integration, Effectiveness, Electronic Execution. (a) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3.1 hereto, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent (and, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform shall be deemed approved), or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act

SECTION 5.6.
Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent

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of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 5.7.
Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
SECTION 5.8.
Submission to Jurisdiction. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County in the Borough of Manhattan and of the United States District Court of the Southern District of New York sitting in New York County in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding (whether based on contract, tort or any other theory and whether at law or in equity) arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against the Borrower or its properties in the courts of any jurisdiction.
SECTION 5.9.
Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER AT LAW OR IN EQUITY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 5.10.
Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower which

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would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents. The parties hereto acknowledge and agree that (a) this Amendment and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the obligations for principal, interest or fees of the Borrower under the Existing Credit Agreement as in effect on the Amendment Effective Date immediately prior to the effectiveness of this Amendment and which remain outstanding; and (b) the obligations of the Borrower under the Existing Credit Agreement (as amended and restated hereby and which are on and after the date hereof subject to the terms herein) are in all respects continuing, and shall continue to be secured as provided in the Security Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER: MSD INVESTMENT CORP.

By: /s/ Brian Williams
Name: Brian Williams
Title: CFO & Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as Lender

By: /s/ Theodore Farrell
Name: Theodore Farrell
Title: Vice President

Goldman Sachs Bank USA,
as a Lender

By: /s/ Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Marko Lukin
Name: Marko Lukin
Title: Director

By: /s/ Alison Lugo
Name: Alison Lugo
Title: Vice President

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ Gretell Merlo
Name: Gretell Merlo
Title: Authorized Signatory

Sumitomo Mitsui Banking Corporation,
as a Lender

By: /s/ Brett Austin
Name: Brett Austin
Title: Managing Director

Royal Bank of Canada,
as a Lender

By: /s/ Glenn Van Allen
Name: Glenn Van Allen
Title: Authorized Signatory

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Bryan Rizzardi
Name: Bryan Rizzardi
Title: Director

BNP Paribas,
as a Lender

By: /s/ Dimitri Jobert
Name: Dimitri Jobert
Title: Managing Director

By: /s/ Sebastian Hebenstreit
Name: Sebastian Hebenstreit
Title: Director

TEXAS CAPITAL BANK,
as a Lender

By: /s/ Jake Ma
Name: Jake Ma
Title: Vice President

U.S. Bank National Association,
as a Lender

By: /s/ Erik J. Bussé
Name: Erik J. Bussé
Title: Vice President

HSBC BANK USA, N.A.,
as a Lender

By: /s/ Elizabeth Hartnett
Name: Elizabeth Hartnett
Title: Director